UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2011

DIALOGIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

926 Rock Avenue, Suite 20 San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Dialogic Inc. (the “Company”) was held on May 27, 2011. Proxies for the Annual Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 31,264,091 shares of common stock entitled to vote at the Annual Meeting and a total of 23,704,590 shares of common stock were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1

Hazem Ben Gacem, Mikael Konnerup and Rajneesh Vig were elected as directors to hold office until the 2014 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Hazem Ben Gacem	21,560,533	51,292	2,092,765
Mikael Konnerup	21,589,730	22,095	2,092,765
Rajneesh Vig	21,581,489	30,336	2,092,765

In addition to the directors elected above, each of Alex Guira, Dion Joannou and W. Michael West will continue to serve as directors until the 2012 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal. Each of Nick Jensen and Douglas A. Sabella will continue to serve as directors until the 2013 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

Proposal No. 2

The amendment and restatement of the Company’s 2006 Equity Incentive Plan (“2006 Plan”) to: (a) provide for a one-time 1,000,000 share increase in the number of shares available for issuance under the 2006 Plan; (b) increase to 4.0% of the outstanding common stock the number of shares of common stock that are added to the share reserve each year for issuance under the 2006 Plan, commencing in January 2012; and (c) increase and reapprove certain stock award limits set forth in the 2006 Plan for compliance with certain provisions of the Internal Revenue Code of 1986, as amended was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
20,644,033	177,070	790,722	2,092,765

Proposal No. 3

The amendment to the Company’s 2006 Employee Stock Purchase Plan (“ESPP”) to increase the aggregate number of shares of common stock authorized for issuance under the ESPP by 500,000 shares was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
20,785,986	35,117	790,722	2,092,765

Proposal No. 4

The selection by the Audit Committee of the Board of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was ratified by the following vote:

For	Against	Abstain
23,593,921	110,669	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIALOGIC INC.

Dated: June 1, 2011

	By:	/s/ Eric C. Schlezinger
Eric C. Schlezinger
Secretary